FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 June 05, 2002

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9284 8816


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST

Date of Report - Determination Date  28-May-02

Housing Loan Collection Period       16-Feb-02  to  20-May-02
                                    (inclusive)     (inclusive)

Days in Collection Period            94

Coupon Period - Class A             14-Mar-02   to  05-Jun-02
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class A     83

Coupon Period - Class B             14-Mar-02   to  05-Jun-02
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class B     83

3 month BBSW at beginning of coupon period        4.3537%
3 Month USD-LIBOR                                 1.98258%

Foreign Exchange Rate   0.5201

Available Income                            24,458,617.97
Total Available Funds                       34,765,821.40
Accrued Interest Adjustment                  8,787,700.12
Redraws Made This Period                    61,747,076.26
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                               1,207,510.09
Total Payments                              34,765,821.40
Payment Shortfall                           10,307,203.43
Principal Draw This Period                  10,307,203.43
Total Principal Draws Outstanding           10,307,203.43
Gross Principal Collections                299,095,400.63
Principal Collections                      237,348,324.37
Excess Available Income                              0.00
Excess Collections Distribution                      0.00
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     8.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            2,017,426,610.00
Subordinated Percentage                           1.1334%
Initial Subordinated Percentage                   1.1517%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A         10,581.0114             493.9837  usd
Class B              0.0000             109.9170 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A    1,918,700,082.67          98.73654%     1.00000
Class B       25,000,000.00           1.26346%
RFS                    0.00                        0.00000
           1,943,700,082.67         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       997,915,913.00          0.8941899
Class B        13,002,500.00          1.0000000
RFS                     0.00          0.00
            1,010,918,413.00

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 48,965,409
Unscheduled principal      $188,382,916
Principal Collections      $237,348,324




Fixed Interest Rate Housing Loan               $  169,668,774
Variable Rate Housing Loans                    $1,763,724,105
                                               $1,933,392,879


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 May 2002

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current        15,172  1,826,895,436 13,742,639  94.73%   94.49%
 1 - 29 Days       753     93,459,729    645,664   4.70%    4.83%
 30 - 59 Days       66      8,964,460     59,647   0.41%    0.46%
 60 - 89 Days       20      3,373,270     22,586   0.12%    0.17%
 90 - 119 Days       4        547,525      3,589   0.02%    0.03%
 120 - 149 Days      1        152,460      1,084   0.01%    0.01%
 150 - 179 Days      0              0          0   0.00%    0.00%
 180+ Days           0              0          0   0.00%    0.00%

  TOTAL         16,016  1,933,392,879 14,475,210 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 05 June, 2002
By:    /s/ Cameron Kelly

Name:    Cameron Kelly


Title: Trust Manager